EXHIBIT 10.5

                                    EXHIBIT J


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") dated as of March 26,
                                               ---------
2004, by and between Heritage Worldwide, Inc., a Delaware corporation with its principal place of business at 337 Avenue de Bruxelles, 83507 La Seyne-Sur-Mer France 19702 (the "Company"), and Armadillo Investments, Plc., a company
                      -------
incorporated in England and Wales, with its principal place of business at 30 Farringdon Street, London EC4A 4HJ (the "Purchaser").

     Simultaneously with the execution and delivery of this Agreement, the Purchaser and the Company have entered into a Convertible Debenture Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), which
                                                     ------------------
Purchase Agreement is incorporated herein by reference, and pursuant to which the Purchaser has agreed to purchase a Debenture (the "Debenture"), that is convertible into Common Stock, par value $.001 per share of the Company (the "Underlying Shares"), and has an option to acquire Common Stock, par value $.001
   ---------------
per  share  of  the  Company  (the  "Option  Shares"),  all as more particularly
                                     --------------
provided  therein.

     Simultaneously with the execution and delivery of this Agreement or sometime thereafter, the Purchaser and Milo Finances, S.A. have entered into a Convertible Debenture Purchase Agreement (the "Milo Purchase Agreement"), which
                                                -----------------------
Milo Purchase Agreement is incorporated herein by reference, and pursuant to which the Purchaser has agreed to purchase a Debenture (the "Milo Debenture"), that is convertible into Common Stock, par value $.001 per share of the Company held by Milo (the "MiloUnderlying Shares"), and has an option to acquire Common
                    ---------------------
Stock,  par value $.001 per share of the Company (the "Milo Option Shares"), all
                                                       ------------------
as  more  particularly  provided  therein.


     The  Company  and  the  Holder  hereby  agree  as  follows:

     1.     Definitions.  Capitalized  terms  used  and  not  otherwise  defined
            -----------
herein shall have the meanings given to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate"  means,  with  respect  to  any  Person,  any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition only, the term "control," when
                                                                  ------
used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have
                              ----------     -----------        ----------
meanings  correlative  to  the  foregoing.


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

     "Business  Day"  means  any  day  except Saturday, Sunday and any day which
      -------------
shall be a legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other government actions to close between the hours of 9:30 a.m. and 5:00 p.m. New York Time.

     "Commission"  means  the  United States Securities and Exchange Commission.
      ----------

     "Common Stock" means the Company's common stock, par value $.001 per share.
      ------------

     "Event"  shall  have  the  meaning  set  forth  in  Section  7  hereof.
      -----                                              ----------

     "Event  Date"  shall  have  the  meaning  set  forth  in  Section 7 hereof.
      -----------                                              ---------

     "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "Holder"  or "Holders" means the Purchaser and any other holder or holders,
      -----        -------
as  the  case  may  be,  from  time  to  time  of  Registrable  Securities.

     "Indemnified  Party"  shall  have  the  meaning  set  forth in Section 6(c)
      ------------------                                            ------------
hereof.

     "Indemnifying  Party"  shall  have  the  meaning  set forth in Section 6(c)
      -------------------                                           ------------
hereof.

     "Inspectors" shall have the meaning set forth in Section 5(a)(viii) hereof.
      ----------                                      ------------------

     "Losses"  shall  have  the  meaning  set  forth  in  Section  6(a)  hereof.
      ------                                              -------------

     "New York Courts" shall have the meaning set forth in Section 10(e) hereof.
      ---------------                                      -------------

     "Person"  means  an  individual  or  a  corporation,  partnership,  trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding"  means  an  action,  claim,  suit, investigation or proceeding
      ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Prospectus"  means  the  prospectus  included  in a Registration Statement
      ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.


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

     "Registrable  Securities"  means  the Underlying Shares, the Option Shares,
      -----------------------
the Milo Underlying Shares and the Milo Option Shares and any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Underlying Shares, the Option Shares, the Milo Shares and the Milo Option Shares, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the seller's rights under this Agreement are not assigned.

     "Registration"  shall  have  the  meaning set forth in Section 3(a) hereof.
      ------------

     "Registration  Expenses"  means  all  expenses  incurred  in  effecting any
      ----------------------
registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

     "Registration Statement" means each registration statement, contemplated by
      ----------------------
Section 3(a) hereof, including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule  144"  means  Rule  144 promulgated by the Commission pursuant to the
      ---------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

     "Rule  144A"  means Rule 144A promulgated by the Commission pursuant to the
      ----------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule

     "Rule  415"  shall mean Rule 415 as promulgated by the Commission under the
      ---------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

     "Rule  158"  means  Rule  158 promulgated by the Commission pursuant to the
      ---------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------


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

     "Selling Holders" means each Holder any of whose Registrable Securities are
      ---------------
being  registered  pursuant  to  a  Registration  Statement.

     "Underwritten Registration" or "Underwritten Offering" means a registration
      -------------------------      ---------------------
in connection with which securities of the Company are sold to an underwriter for sale to the public pursuant to an effective registration statement.

     2.     Restrictions  on  Transfer.
            --------------------------

          (a) Each Holder agrees not to offer, sell, transfer, pledge, assign, hypothecate or otherwise dispose of all or any portion of its Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement and;

          (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (ii) Such Holder shall have (A) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

          (b) Each certificate representing Registrable Securities shall bear the following legend:

          THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE "BLUE SKY" OR SECURITIES LAWS ("STATE LAWS"), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL (i) REGISTERED UNDER THE ACT AND APPLICABLE STATE LAWS OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend;


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

          (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     3.     "Piggy-back"  Registrations.
            ---------------------------

          (a) If the Company decides to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act (a "Registration") on a form that is suitable for an offering of
                    ------------
shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan on form S-8, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable (such form, a "Registration Statement"), the Company shall give written notice to the Holders
 -----------------------
of  its intention to effect such a Registration.  Subject to Section 3(b) below,
                                                             ------------
the Company shall use all reasonable efforts to effect Registration under the Securities Act of all Registrable Securities that the Holders request be included in such Registration by a written notice delivered to the Company within thirty (30) days after the notice given by the Company. Each of the Holders agrees that any Registrable Securities which such Holder requests to be included in a Registration pursuant to this Section 3 shall be included by the
                                              ---------
Company on the same form of Registration Statement as selected for the Registration;

          (b) If a Registration involves an underwritten offering, the Company shall not be required to register securities in excess of the amount that the principal underwriter reasonably and in good faith recommends in writing for inclusion in such offering (a "Cutback"), a copy of which
                                                  -------
recommendation, and supporting reasoning, shall be delivered to each Holder. If such a Cutback occurs, the number of shares that are entitled to be included in the Registration and underwriting shall be allocated in the following manner:
(i) first, to the Company for any securities it proposes to sell for its own account, (ii) second, to any Person with demand registration rights requiring such registration, and (iii) third, to the Holders and other holders of Company securities with piggy-back registration rights requesting inclusion in the Registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration;

          (c) If the Registration of which the Company gives notice is for an underwritten public offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a). In such event, the
                                               ------------
right of any Holder to have its Registrable Securities included in the Registration pursuant to this Section 3 shall be conditioned upon such Holder's
                               ---------
participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and its other security holders with registration rights to participate therein distributing their securities through such


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

underwriting) enter into an underwriting agreement in customary form with the representative of the underwriters or the managing underwriter selected by the Company;

          (d) If the Company elects to terminate any Registration after a Registration Statement for such Registration shall have been filed, the Company will have no obligation to register the Registrable Securities that the Holders sought to have included in such Registration. The Company shall bear all Registration Expenses of the Holders in connection with any Registration.

     4.     Representations  and  Warranties.
            --------------------------------

          (a) The Company hereby makes the following representations and warranties to the Purchaser:

               (i) The Company has the requisite corporate power and authority to enter into, execute and deliver this Agreement, and to consummate the transactions contemplated hereby and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or by other equitable principles of general application;

               (ii) The Debenture is validly issued, fully paid and non-assessable. The Underlying Shares and the Option Shares have been duly authorized for issuance, offer and sale, and when issued and delivered, in accordance with the Purchase Agreement, shall be validly issued, fully paid and non-assessable. The Milo Underlying Shares and the Milo Option Shares have been duly authorized for issuance, offer and sale, and when issued and delivered, in accordance with the Milo Purchase Agreement, shall be validly issued, fully paid and non-assessable

               (iii) The Company has and at all times while the Debentures remain outstanding and the Option Shares remain unissued, has and will continue to maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Purchase Agreement;

               (iv) The execution, delivery and performance of this Agreement, and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its or any Subsidiary's articles of incorporation, resolutions or bylaws or (ii) require the consent of any third party, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default)


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

under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (as defined in the Purchase Agreement);

               (v) Neither the Company nor any Subsidiary is required to obtain any consent, permit, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement;

               (vi) Neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement;

          (b) The Purchaser hereby represents and warrants to the Company as follows:

               (i) Such Purchaser is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation.

               (ii) Such Purchaser has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser or on its behalf and constitutes the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms; except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, fraudulent transfer, reorganization, moratorium laws and remedies or by other equitable principles of general application or similar laws relating to or affecting generally the enforcement of creditors' rights.


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

               (iii) Purchaser is acquiring the Debentures and the Option Shares for its own account for investment purposes only and without a view toward the resale or distribution thereof, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Debentures or Option Shares in compliance with applicable federal and state securities laws.


     5.     Procedures  for  Registration.
            -----------------------------

          (a) Whenever the Company is required to register Registrable Securities under this Agreement, it agrees to do the following at its sole cost and expense:

               (i) advise the underwriter(s), if any, and the Selling Holders promptly and, if requested by such Persons, to confirm such advice in writing: (A) when the prospectus, or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the prospectus or for additional information relating thereto; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for qualification, offering or sale in any jurisdiction, or the initiation of any Proceeding for any of the preceding purposes; and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading. If, at any time, the Commission issues any stop order suspending the effectiveness of the Registration Statement or any state securities commission or other regulatory authority issues an order suspending the qualification or exemption from qualification of any Registrable Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

               (ii) if requested by any Selling Holder or the underwriter(s), if any, incorporate in the Registration Statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Holder and the underwriter(s), if any, may reasonably request to have included therein, with respect to the number of Registrable Securities, if any, being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and the Company shall make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (iii) furnish to the Selling Holders and each of the underwriter(s), if any, without charge, before filing with the Commission, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including the prospectus and all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

               (iv) consult with the Selling Holders and the underwriter(s), if any, prior to the filing of such Registration Statement or prospectus;

               (v) deliver to each of the Selling Holders and underwriter(s), if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request, the Company hereby consenting to the use of the prospectus and any amendment or supplement thereto by each of the Selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of any Registrable Securities covered by the prospectus or any amendment or supplement thereto;

               (vi) use its best efforts, prior to any public offering of Registrable Securities, to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as the Holder or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided,
                                                                       --------
however,  that  the  Company  shall  not be required to register or qualify as a
-------
foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

               (vii) cooperate with the Selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities covered by a Registration Statement and not bearing any restrictive legends, except as required by law, and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request prior to any sale of Registrable Securities made by the underwriter(s), if any;

               (viii) in connection with the preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company shall give Selling Holders, their underwriters, if any, and one counsel or firm of counsel and one accountant or firm of accountants representing all Selling Holders the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

               (ix) make available for inspection by the Selling Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by any Holder or


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

underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

               (x) notify each seller of Registrable Securities covered by a Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes and untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and, at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to be an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of any Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (xi)     keep  such  registration  effective  for a period of one
hundred eighty (180) days or until the Selling Holders have completed the distribution described in any Registration Statement relating thereto, whichever first occurs; provided, however, that (A) such 180-day period shall be extended
               --------  -------
for a period of time equal to the longer of (1) the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of securities of the Company and (2) the period ending on the date on which Rule 144(k) first becomes available for transfers of Registrable Securities and (B) in the case of any Registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, however in no event longer than one year from the Effective Date of the Registration Statement and provided that Rule 415 permits an offering on a continuous or delayed basis;

               (xii) cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (xiii) provide a transfer agent and registrar for all Registrable Securities registered pursuant to a Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration Statement;

               (xiv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section  11(a)  of  the  Securities  Act;  and

               (xv) at such time as a Registration Statement covering a resale of any Registrable Securities has been declared effective by the Commission, cause its counsel to deliver to the transfer agent for the Common Stock an opinion, subject to the making by Selling Holders of such representations and warranties to Company counsel as it may reasonably require, certifying that such Registrable Securities may be sold by the Selling Holders pursuant to such Registration Statement with the purchasers thereof receiving share certificates without restrictive legend, which opinion shall remain effective so long as such Registration Statement remains in full force and effect;

          (b) Each Selling Holder shall, upon receipt of notice from the Company of the occurrence of any event of the kind described in Section 4(a)(x),
                                                                ---------------
forthwith discontinue disposition of Registrable Securities following the effective date of a Registration Statement covering Registrable Securities until such Holder's receipt of copies of the prospectus supplement and/or post-effective amendment or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement.

          (c) Each Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities being registered pursuant to any Registration Statement until such Holder shall have received copies of the related prospectus and notice from the Company that such Registration Statement has become effective and (ii) such Holder and its officers, directors and Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to any Registration Statement.

     6.     Indemnification.
            ---------------

          (a)     Indemnification  by  the  Company.  The  Company  shall,
                  ---------------------------------
notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by the Holders in connection with the offer or sale of Registrable Securities), brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue
                 ------
or alleged untrue statement of a material fact contained in such Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, except solely to the extent that (I) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was relied on by the Company for use therein or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)     Indemnification  by  Holders.  In  connection  with  each
                  ----------------------------
Registration Statement, each Selling Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement or the related prospectus and agrees, severally and not jointly, to indemnify and hold harmless the Company, their directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in such Registration Statement, such prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading solely to the extent that (I) such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such prospectus and such information was relied upon by the Company for use in such Registration Statement, such prospectus or such form of prospectus, or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished in writing by or on behalf of such Holder to the Company specifically for inclusion in such Registration Statement or such prospectus and such information was relied upon by the Company for use in such Registration Statement, such prospectus or such form of prospectus; provided, however, that anything contained herein to the contrary
--------   -------
notwithstanding, no Holder shall be liable for any claims hereunder in an amount in excess of the net proceeds received by such Holder from the sale of its Registrable Securities pursuant to a Registration Statement. In addition, the foregoing shall not inure to the benefit of any Holder if a copy of such prospectus (as then amended or supplemented) was furnished by the Company to such Holder and was not sent or given by or on behalf of such Holder to such Holder's purchaser of Registrable Securities if required by law to have been so delivered.

          (c)     Conduct  of Indemnification Proceedings.  If any Proceeding is
                  ---------------------------------------
brought  or  asserted  against  any  Person  entitled to indemnity hereunder (an

"Indemnified  Party"),  such  Indemnified Party promptly shall notify the Person
--------------------
from  whom  indemnity  is  sought (the "Indemnifying Party") in writing, and the
                                        ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (I) the Indemnifying Party has agreed to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed to assume promptly the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but shall retain the right to control the overall Proceedings out of which the claim arose, and counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days after the Indemnified Party gives written notice thereof to the Indemnifying Party.

          (d)     Contribution.  If  a  claim  for indemnification under Section
                  ------------                                           -------
6(a)  or  6(b)  of  this  Agreement is unavailable to an Indemnified Party or is
----      ----
insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of
                              -------
indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above in this paragraph is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c) hereof, any attorneys' or other fees or expenses incurred
          ------------
by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata
                                  -------------
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required
                                       -------------
to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of its Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e)     The  indemnity  and  contribution agreements contained in this
Section  6  and  the  representations and warranties of the Company set forth in
----------
this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Holder or any Person controlling Holder, the Company, its directors or officers or any Person controlling the Company.

          (f) No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     7.     Rule  144.  The  Company shall file the reports required to be filed
            ---------
by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information for as long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

     8.     Rule 144A.  The Company agrees that, upon the request of a Holder or
            ---------
any prospective purchaser of Registrable Securities designated by a Holder, the Company shall promptly provide (but in any case within fifteen (15) days of a request) to such Holder or potential purchaser, the following information:

          (a) a brief statement of the nature of the business of the Company and any subsidiaries and the products and services each of them offers;

          (b) the most recent consolidated balance sheets and profit and losses and retained earnings statements, and similar financial statements of the Company for the two (2) most recent fiscal years (such financial information shall be audited, to the extent reasonably available); and

          (c) such other information about the Company, any subsidiaries, and their business, financial condition and results of operations as such Holder or purchaser of such Registrable Securities shall request in order to comply with Rule 144A, as amended, and in connection therewith the anti-fraud provisions of the federal and state securities laws.

     The Company hereby represents and warrants to the Holders and any prospective purchaser of Registrable Securities from a Holder that the information provided by the Company pursuant to this Section 8 will, as of the
                                                       ---------
dates of such information, not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     9.     Consent  to  be  Bound;  Assignability of Registration Rights.  Each
            -------------------------------------------------------------
subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement. Subject to the foregoing sentence, the registration rights set forth in this Agreement are assignable to each assignee of Registrable Securities conveyed in accordance herewith who agrees in writing to be bound by the terms and conditions of this Agreement.

     10.     Miscellaneous.
             -------------

          (a) No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by the Company and all of the Persons who are then Holders of Registrable Securities;

          (b) The Company and the Holders agree that the rights created by this Agreement are unique, and that the loss of any such right is not susceptible to monetary quantification. Consequently, the parties agree that an action for specific performance (including for temporary and/or permanent injunctive relief) of the obligations created by this Agreement is a proper remedy for the breach of the provisions of this Agreement, without the necessity of proving actual damages. If the parties hereto are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable expenses, including attorneys' fees, in connection with any such action;

          (c) Except as otherwise specifically provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be deemed duly given to the Person for whom intended (i) upon receipt when personally delivered, (ii) one (1) day after being sent by a nationally recognized overnight courier for next day delivery or telecopy providing confirmation or receipt of delivery, or (iii) three (3) days after being sent by certified or registered mail, postage and certified or registered mail fees prepaid, return receipt requested, if sent to such Person at the address for such Person indicated below or to such other address as may be designated by such Person in writing sent by such Person in the manner required by this Section:

If  to  the  Company:    Heritage  Worldwide,  Inc.
                         337  Avenue  de  Bruxelles
                         83507  La  Seyne-Sur  Mer,  France
                         Attn:  Jean  Claude  Mas,  President  and  CEO
                         Tel:  (33)  494-109810
                         Fax:  (33)  494-109811

   With  copies  to:     Gottbetter  &  Partners,  LLP
                         488  Madison  Avenue
                         New  York,  NY  10022
                         Attn:  Adam  S.  Gottbetter,  Esq.
                         Tel:  (212)  400-6900
                         Fax:  (212)  400-6901

If  to  the  Holders:    To  the  address  of  each such Holder as it
                         appears in the stock transfer records of the Company

   With  copies  to:     Gottbetter  &  Partners,  LLP
                         488  Madison  Avenue
                         New  York,  NY  10022
                         Attn:  Adam  S.  Gottbetter,  Esq.
                         Tel:  (212)  400-6900
                         Fax:  (212)  400-6901

          (d) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof;

          (e) This Agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to principles thereof relating to the conflict of laws. Each of the Company and each Holder hereby irrevocably submits to the jurisdiction of any New York state court or any federal court sitting in the city and county of New York (collectively, the "New York Courts") in respect of any Proceeding arising out of or relating to this Agreement and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the New York Courts. Each of the Company and each Holder irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in any New York Court and any claim that any such Proceeding brought in any New York Court has been brought in an inconvenient forum;

          (f) The remedies provided herein are cumulative and not exclusive of one another or of any remedies provided by law;

          (g) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


                         [Signatures on following page]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              Company:

                              HERITAGE  WORLDWIDE,  INC.

                              By:
                                   -----------------------------
                                   Name:  Jean  Claude  Mas
                                   Title:    President  and  CEO


                              Holder:

                              ARMADILLO  INVESTMENTS,  PLC.

                              By:
                                   -----------------------------
                                   Name:
                                   Title:    Director